EXHIBIT 99.1

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Jonathan W. Jordan
                                        -----------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          October 4, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $30,552,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 4th day of October 2004.           /s/ Barry F. Shea
                                        ----------------------
                                   	Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        September 4, 2004
                         (in thousands)


                             Assets

Current assets:
     Cash and cash equivalents                         $  1,684
     Accounts receivable (less allowances of $8,256)     57,781
     Inventories                                        130,684
     Assets held for sale				  4,525
     Prepaid expenses and other current assets            8,790
     Deferred income taxes                                7,024
                                                       --------
          Total current assets			        210,488

     Property, plant and equipment                      437,479
     Less accumulated depreciation and amortization    (274,402)
                                                       --------
          Net property, plant and equipment             163,077

     Investment and advances to subsidiaries              8,557
     Other assets                                         8,037
                                                       --------
                                                       $390,159
                                                       ========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        September 4, 2004
                         (in thousands)

              Liabilities and Shareholders' Equity

Current liabilities:

     Long-term debt currently due                      $ 102,154
     Accounts payable                                     11,076
     Due to subsidiaries                                   5,963
     Accrued compensation and related benefits            19,576
     Other accrued expenses                                8,552
                                                       ---------
          Total current liabilities		         147,321
     Deferred income taxes                                 7,024
     Other liabilities                                    22,400
                                                       ---------
     Total liabilities not subject to compromise         176,745
     Liabilities subject to compromise                   193,251

Shareholders' equity:
     Common stock                                            225
     Additional paid-in capital                          210,147
     Accumulated deficit                                (178,745)
     Accumulated other comprehensive loss                (11,242)
     Unearned compensation - restricted stock		    (222)
                                                       ---------
          Total shareholders' equity                      20,163
                                                       ---------
                                                       $ 390,159
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period August 8, 2004 to September 4, 2004
                         (in thousands)

Net sales                                              $ 31,277
Cost of sales                                            30,851
                                                       --------
Gross profit                                                426
Selling, general and administrative expenses              3,968
                                                       --------
Operating loss                                           (3,542)
Other income, net                                           101
Interest expense                                           (895)
Equity in earnings of subsidiaries                            1
                                                       --------
Loss before reorganization items                         (4,335)
Reorganization items (A)                                 (1,356)
                                                       --------
Net loss                                               $ (5,691)
                                                       ========


(A) Reorganization items includes $983,000 for professional fees relating to bankruptcy matters and $373,000 for expense related to the key employee retention program.

In re:    DAN RIVER INC.
          Case No. 04-10990

                CONDENSED STATEMENT OF CASH FLOWS
                           (UNAUDITED)

       For the Period August 8, 2004 to September 4, 2004
                         (in thousands)

Cash flows from operating activities:
Net loss                                               $  (5,691)
  Adjustments to reconcile net loss to net cash
  provided by Operating activities:
  Noncash interest expense                                   289
  Depreciation and amortization of property, plant
    and equipment                                          2,267
  Amortization of restricted stock compensation               12
  Writedown/disposal of assets				       1
  Equity in earnings of subsidiaries                          (1)
Changes in operating assets and liabilities:
  Accounts receivable                                     (1,527)
  Inventories                                              1,519
  Prepaid expenses and other assets			   1,521
  Accounts payable and accrued expenses                    2,466
  Other liabilities                                          (18)
                                                       ---------

          Net cash provided by operating activities          838
                                                       ---------
Cash flows from investing activities:
     Capital expenditures				     (88)
     Proceeds from sale of assets                            181
                                                       ---------
          Net cash provided by investing activities           93
                                                       ---------
Cash flows from financing activities:
     DIP credit facility - borrowings                     30,333
     DIP credit facility - payments		         (30,931)
     Payments of long-term debt                             (562)
                                                       ---------
          Net cash used by financing activities           (1,160)
                                                       ---------
Net increase in cash and cash equivalents                   (229)
Cash and cash equivalents at beginning of period           1,913
                                                       ---------
Cash and cash equivalents at end of period             $   1,684
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                         (in thousands)


Accounts Receivable at Petition Date:   $55,992

Accounts Receivable Reconciliation                       Amount
----------------------------------                       ------

Net accounts Receivable at the Beginning of the
  Reporting Period                                     $  56,254
PLUS: Current Month Sales, Net			          31,277
LESS: Collections During the Month from Customers        (29,998)
Other, Net						     248
Net Accounts Receivable at the End of the
  Reporting Period                                     $  57,781


Accounts Receivable Aging				 Amount
-------------------------                                ------
Current                                                $  56,256
<30 Days Past Due                                          8,402
31 - 60 Days Past Due                                        746
60 -90 Days Past Due					      23
> 90 Days Past Due                                           610
Total Accounts Receivable                                 66,037
Less: Reserves and Allowances                             (8,256)
Accounts Receivable (Net)                              $  57,781

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                         (in thousands)

Post-Petition Accounts Payable consists of the following:

Accounts Payable Aging (Post Petition Only)            Amount
-------------------------------------------            ------
0-30 Days                                              $   9,757
31 - 60 Days                                                 219
61 - 90 Days                                                   -
Over 90 Days                                                  34
Other - Primarily Accruals for Goods & Services
  Received But Not Yet Invoiced                            1,066
Total Accounts Payable                                 $  11,076




SECURED CREDITORS:

The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority
Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758

Inventory Balance at Beginning of Period                  $ 132,202
PLUS: Purchases and Other Costs Added During Period          29,333
LESS: Inventory Used/Sold                                   (30,851)
Inventory on Hand at End of Period                        $ 130,684

Method of Costing Inventory:  first-in, first-out


FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown

Fixed Asset Reconciliation                                Amount
Fixed Asset BV at Beginning of Period                     $ 165,347
LESS: Depreciation Expense                                   (2,267)
PLUS: Additions                                                  84
Other Activity                                                  (87)
Fixed Assets BV at End of Period                          $ 163,077


Brief Description of Fixed Assets Purchased/Disposed of During
Period

Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. During the period, the Debtor received $181,244 in proceeds from sales of assets pursuant to this order.

In re:    DAN RIVER INC.
          Case No. 04-10990
                       MONTHLY TAX REPORT

                   TAXES PAID DURING THE MONTH

Name of Taxing Authority              Description       Amount
AR Dept. of Finance & Adm.         SWH                $        4
CA Dept. of Employ. Development    SWH                       402
FL Dept. of Revenue                Sales & Use                90
GA Dept. of Revenue                SWH                    22,975
GA Dept. of Revenue                Sales & Use             5,036
IL Dept. of Revenue                SWH                     1,289
IRS                                FICA & FWH          1,823,388
MS Bureau of Revenue               SWH                       804
NC Dept. of Revenue                SWH                    38,723
NC Dept. of Revenue                Sales & Use               695
NJ Division of Revenue             SWH                     1,754
NJ Division of Revenue             Unemployment               14
NYS Employment Taxes               SWH                    31,148
OR Dept. of Revenue                SWH                       270
Receiver General                   Canada GST Return      45,268
SC Dept. of Revenue                SWH                       769
SC Dept. of Revenue                Sales & Use                80
TN Dept. of Revenue                Sales & Use             3,256
VA Dept. of Revenue                SWH                   277,498
VA Dept. of Revenue                Sales & Use             8,775
Total Taxes Paid                                      $2,262,578

 *Pursuant to the Order Authorizing the Debtors to (A) Maintain Existing Bank Accounts and cash Management System, (B) Continue
Use of Existing Business Forms, and (C) Continue Use of Existing
    Investment Guidelines, the Debtor has not opened new cash
                   accounts for tax payments.

In re:    DAN RIVER INC.
          Case No. 04-10990

                       TAXES OWED AND DUE

			        Date
                              Payment
Name of Taxing Authority        Due         Description	       Amount
------------------------      -------       -----------        ------
AR Dept. of Finance & Adm.   9/15/2004  SWH                  $     516
CA State Board of            7/31/2005  Sales Tax                   24
Equalization
FL Dept. of Revenue          9/20/2004  Sales Tax                  124
GA Dept. of Revenue          9/20/2004  Sales & Use Tax            599
GA Dept. of Revenue           9/8/2004  SWH                      9,123
IL Dept. of Revenue          9/31/2004  SWH                        644
IRS                           9/9/2004  FICA & FWH             439,078
MS Bureau of Revenue         9/15/2004  SWH                      1,110
NC Dept. of Revenue          9/20/2004  Sales & Use Tax            495
NC Dept. of Revenue           9/9/2004  SWH                     12,410
NJ Division of Revenue        9/8/2004  SWH                        877
NY State Sales Tax           3/20/2005  Sales Tax                  127
NYC Dept. of Finance         9/20/2004  Commercial Rent Tax     27,588
NYS Employment Taxes          9/9/2004  SWH                     15,300
Receiver General             9/30/2004  Canada GST Return       40,716
SC Dept. of Revenue          9/20/2004  Sales & Use Tax            181
SC Dept. of Revenue          9/15/2004  SWH                      1,095
TN Dept. of Revenue          9/20/2004  Sales & Use Tax          1,176
Treasurer, State of Ohio     9/20/2004  Sales Tax                   12
TX Comptroller of Public     1/20/2005  Sales Tax                   49
Accts
VA Dept. of Taxation         9/20/2004  Sales Tax                2,167
VA Dept. of Taxation          9/9/2004  SWH                     98,485
VA Dept. of Taxation         9/20/2004  Use Tax                 10,637
Total Taxes Unpaid                                           $ 662,533

In re:    DAN RIVER INC.
          Case No. 04-109

                    CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

            Type of Coverage              Expiration
Property & Business Interruption          6/30/05
Boiler & Machinery                        6/30/05
Commercial General Liability              6/1/05
General Liability - Brookneal Dam         6/1/05
Automobile -All states except TX, Canada  6/1/05
Automobile - Texas                        6/1/05
International Package                     6/1/05
Advertising Liability                     6/1/05
Umbrella - Excess                         6/1/05
Motor Truck Cargo & Marine Cargo          1/1/05
Canadian General Liability Policy         6/1/05
Directors & Officers                      11/20/04
Crime                                     11/20/04
Fiduciary Liability                       11/20/04
Special Risk                              11/20/04
Workers Comp Excess for VA & GA           10/1/04
Workers Comp - AR, CA, FL, IL, MS, NJ, ,  10/1/04
NC, OR, TX
Workers Comp. TN                          12/8/04
Workers Comp. NY                          11/21/04
Health                                    1/1/05
Life Insurance                            1/1/06
Long Term Disability                      1/1/05
Basic Accident                            1/1/06
Business Travel Accident                  12/31/04
Short Term Disability -NY                 12/31/04

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Jonathan W. Jordan
                                        -----------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          October 4, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.




I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 4th day of October 2004.           /s/ Barry F. Shea
                                        ----------------------
                                        Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                  	)    Chapter 11
                          	)
DAN RIVER FACTORY STORES, INC.  )    Case No. 04-10993
                              	)
        Debtor.               	)    Judge Drake
                              	)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Jonathan W. Jordan
                                        -----------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          October 4, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        	)    Chapter 11
                             	)
DAN RIVER FACTORY STORES, INC.  )    Case No. 04-10993
                              	)
        Debtor.               	)    Judge Drake
                              	)

          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $56,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended
September 4, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 4th day of October 2004.           /s/ Barry F. Shea
                                        -----------------------
                                        Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993

                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        September 4, 2004
                         (in thousands)

                      Assets

Due from parent                                     $  2,282
                                                    ========


       Liabilities and Shareholder's Equity

Liabilities                                         $      -

Common stock                                               -
Paid-in capital                                        1,739
Retained earnings                                        543
                                                    --------
                                                    $  2,282
                                                    ========


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period August 8, 2004 to September 4, 2004
                         (in thousands)


Net sales                                           $    59
Cost of sales                                            29
                                                     ------
Gross profit                                             30
Selling, general and administrative expenses             27
                                                     ------
Net income                                          $     3
                                                     ======

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.
                                        /s/ Jonathan W. Jordan
                                        -------------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          October 4, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM AUGUST 8, 2004 TO SEPTEMBER 4, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $220,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries.
For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 4th day of October 2004.           /s/ Barry F. Shea
                                        ----------------------
                                        Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        September 4, 2004
                         (in thousands)


                      Assets

Investment in subsidiaries                          $   6,231
                                                    =========


       Liabilities and Shareholder's Equity

Liabilities:
Due to parent                                       $  19,572

Shareholder's equity:
Capital stock                                               -
Accumulated deficit                                   (13,341)
                                                    ---------
                                                    $   6,231
                                                    =========